SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          March 4, 2004
                                                 -------------------------------

                          Community Capital Corporation
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                 South Carolina
                                 --------------
                 (State or Other Jurisdiction of Incorporation)



         0-18460                                       57-0866395
         -------                                       ----------
   (Commission File Number)                  (I.R.S. Employer Identification)



               1402-C Highway 72, Greenwood, South Carolina 29649
               --------------------------------------------------
          (Address, Including Zip Code of Principal Executive Offices)



                                 (864) 941-8200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
                                     -------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.           Financial Statements and Exhibits.

         (a) - (b)         Not applicable.

         (c)  Exhibits.

         Exhibit 99.1 -  News Release of Registrant dated March 5, 2004

Item 9.  Regulation FD Disclosure.

     On March 5, 2004, the Registrant issued a news release to announce the completion of its merger with Abbeville Capital Corporation of Abbeville, South Carolina effective at 11:58pm on March 4, 2004.

Disclosures About Forward Looking Statements

     The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgments of the Registrant and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Registrant's customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.

     The news of this event was released on March 5, 2004, as evidenced by
Exhibit 99.1 to this Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COMMUNITY CAPITAL CORPORATION



Date: March 5, 2004                  By:      /s/William G. Stevens
                                        ----------------------------------------
                                              William G. Stevens
                                     Its:  President and Chief Executive Officer